EXHIBIT 10.1

SIXTH AMENDMENT TO CREDIT AGREEMENT

This SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of May 17, 2006, (the “Effective Date”) is among FFE TRANSPORTATION SERVICES, INC. (the “Borrower”), each of the undersigned Other Companies, each of the banks or other lending institutions which is a party to the Agreement (hereinafter defined) (each a “Bank” and collectively, the “Banks”), COMERICA BANK, successor-by-merger with Comerica Bank-Texas (“Comerica”), as administrative agent for the Banks (in such capacity, together with its successors in such capacity, the “Administrative Agent”), and as issuer of Letters of Credit under the Agreement (in such capacity, together with its successors in such capacity, the “Issuing Bank”), and LASALLE BANK NATIONAL ASSOCIATION, a national banking association (“LaSalle”), as Syndication Agent (in such capacity, together with its successors in such capacity, the “Syndication Agent”), and as Collateral Agent (in such capacity, together with its successors in such capacity, the “Collateral Agent”).

RECITALS:

A. The Borrower, the Other Companies, the Banks, the Issuing Bank and the Administrative Agent, the Syndication Agent and the Collateral Agent have entered into that certain Credit Agreement dated as of May 30, 2002, which was subsequently amended by the First Amendment to Credit Agreement dated as of December 11, 2003, the Second Amendment to Credit Agreement dated as of June 30, 2004, the Third Amendment to Credit Agreement dated as of August 30, 2004, the Fourth Amendment to Credit Agreement dated as of April 15, 2005 and the Fifth Amendment to Credit Agreement dated as of March 3,1 2006 (as so amended, the “Credit Agreement”).

B. The parties hereto now desire to amend the Credit Agreement as provided herein.

AGREEMENTS:

In consideration of the premises and the mutual agreements herein set forth, the parties hereto hereby agree as follows:

ARTICLE I.

DEFINITIONS AND REFERENCES

§ 1.1. Terms Defined in the Credit Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Credit Agreement shall have the same meanings whenever used in this Amendment.

§ 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

“Amendment” means as defined in the Introductory Paragraph hereof.

“Amendment Documents” means this Amendment and any other document delivered by the Borrower to Administrative Agent pursuant to this Amendment.

ARTICLE II.

AMENDMENT TO CREDIT AGREEMENT

§ 2.1  Financial Statements. Section 5.1(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

“(b) Financial Statements. Deliver to each Bank, as soon as practicable, and (i) in any event by June 16, 2006 for the 2005 fiscal year of Parent and within ninety (90) days after the end of each fiscal year of Parent thereafter, complete and detailed Financial Statements (prepared on a consolidated basis), including balance sheet, operating statement, reconciliation of earned surplus and such supporting schedules as any Bank may request, accompanied by the certificate of a firm of independent public accountants acceptable to the Banks that such statements have been prepared in accordance with GAAP and fairly present the consolidated financial condition of the Companies during the fiscal year just ended, and that during the course of their audit of the Companies, nothing came to their attention that caused them to believe the Companies were not in compliance with the terms of Subsections 5.1(f), 5.1(k), 5.1(m), 5.2(a) and 5.2(f), (ii) in any event by June 30, 2006 for the calendar quarter ending on March 31, 2006 and within forty-five (45) days after the end of those calendar quarters ending on June 30, 2006 and September 30, 2006 and within forty-five (45) days after the end of the first, second and third calendar quarter of each fiscal year thereafter, consolidated balance sheets of the Companies as of the close of such quarter, and consolidated operating statements of the Companies for the part of the fiscal year ended at the close of such quarter, accompanied by the certificate of the Chief Financial Officer or Treasurer of Parent that such statements are true and correct, were prepared in accordance with GAAP and fairly present the consolidated financial conditions and results of operations of the Companies, and (iii) after a request by any Bank, such other information pertaining to the Companies and their affairs as such Bank shall from time to time request in writing.”

§ 2.2. Dividends and Distributions. Section 5.2 (e) (i) of the Credit Agreement is hereby amended in its entirety to read as follows:

“(i) The Parent and each Other Company that is publicly traded may from time to time redeem its common stock; provided that no more than 750,000 shares of the capital stock of such Companies, in the aggregate, may be redeemed during the period from May 17, 2006 through the Termination Date.”

ARTICLE III.

MISCELLANEOUS

§ 3.1.  Survival of Representations and Warranties. All representations and warranties made in this Amendment, the Credit Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Administrative Agent or any closing shall affect the representations and warranties or the right of Administrative Agent to rely upon them.

§ 3.2.  Reference to Credit Agreement. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement, as amended hereby.

§ 3.3.  Expenses of Administrative Agent. As provided in the Credit Agreement, Borrower agrees to pay on demand all reasonable costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of Administrative Agent’s legal counsel, and all reasonable costs and expenses incurred by Administrative Agent in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other Loan Document, including, without limitation, the reasonable costs and fees of Administrative Agent’s legal counsel.

§ 3.4.  Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

§ 3.5.  Applicable Law. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS COUNTY, TEXAS, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

§ 3.6.  Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Administrative Agent and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Administrative Agent.

§ 3.7.  Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

§ 3.8.  Effect of Waiver. No consent or waiver, express or implied, by Administrative Agent to or for any breach of or deviation from any covenant or condition of the Credit Agreement shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

§ 3.9.  Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

§ 3.10. Notice Pursuant To Tex. Bus. & Comm. Code Section 26.02

THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF, INCLUDING THE GUARANTY, TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

§ 3.11. Guarantors.

Each of the undersigned parties to a Guaranty Agreement and Security Agreement, hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, (ii) ratifies and confirms the Guaranty Agreement and Security Agreement made by it for the benefit of Agent and Banks executed pursuant to the Credit Agreement and the other Loan Papers, (iii) agrees that all of its respective obligations and covenants thereunder shall remain unimpaired by the execution and delivery of this Amendment and the other documents and instruments executed in connection herewith, and (iv) agrees that such Guaranty Agreement and such Security Agreement shall remain in full force and effect.

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IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

FFE TRANSPORTATION SERVICES, INC.
By:	/s/ Thomas G. Yetter
T. G. Yetter
Vice President

COMERICA BANK, as a Bank, Issuing Bank and Administrative Agent
By:	/s/ Donald P. Hellman
Donald P. Hellman
Senior Vice President

LA SALLE BANK, as Bank, Collateral Agent and Syndication Agent
By:	/s/ Nick Weaver
Nick Weaver
First Vice President

GUARANTORS:

FROZEN FOOD EXPRESS INDUSTRIES, INC.
By:	/s/ Thomas G. Yetter
T. G. Yetter
Senior Vice President

FFE, INC.
By:	/s/ Leonard W. Bartholomew
Leonard W. Bartholomew
Corporate Secretary

CONWELL CORPORATION
By:	/s/ Leonard W. Bartholomew
Leonard W. Bartholomew
Corporate Secretary

FX HOLDINGS, INC. (formerly named AIRPRO HOLDINGS, INC.)
By:	/s/ Leonard W. Bartholomew
Leonard W. Bartholomew
Corporate Secretary

LISA MOTOR LINES, INC.
By:	/s/ Leonard W. Bartholomew
Leonard W. Bartholomew
Corporate Secretary

FROZEN FOOD EXPRESS, INC.
By:	/s/ Leonard W. Bartholomew
Leonard W. Bartholomew
Corporate Secretary

CONWELL CARTAGE, INC.
By:	/s/ Leonard W. Bartholomew
Leonard W. Bartholomew
Corporate Secretary

MIDDLETON TRANSPORTATION COMPANY
By:	/s/ Leonard W. Bartholomew
Leonard W. Bartholomew
Corporate Secretary

COMPRESSORS PLUS, INC.
By:	/s/ Leonard W. Bartholomew
Leonard W. Bartholomew
Corporate Secretary

FFE LOGISTICS, INC.
By:	/s/ Leonard W. Bartholomew
Leonard W. Bartholomew
Corporate Secretary

CONWELL, LLC
By:	/s/ Leonard W. Bartholomew
Leonard W. Bartholomew
Corporate Secretary